UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2013
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Autobytel Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (949) 225-4500
Not Applicable
(Former name or former address, if changed since last report.)
                            ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 20, 2013, Autobytel Inc., a Delaware corporation ("Autobytel" or "Company"), held its 2013 Annual Meeting of Stockholders ("Annual Meeting").  Other than for Proposal 3, the final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting, as described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2013 ("Proxy Statement") are as follows:
Proposal 1.  Election of two Class III Directors of the Company to hold office until the 2016 Annual Meeting of Stockholders and until the election and qualification of such directors' successors.

Director Nominees	For	Authority Withheld	Broker Non-Votes
Janet M. Thompson	5,324,837	312,989	2,089,540
Michael J. Fuchs	5,258,166	379,660	2,089,540
Proposal 2.   Approval of an amendment to the Company's certificate of incorporation effecting a reduction in the number of authorized shares of Common Stock, $0.001 par value per share.

For	Against	Abstain	Broker Non-Votes
7,318,623	158,014	250,729	0
Proposal 4.  Approval of an amendment to the Company's certificate of incorporation effecting the elimination of provisions establishing the powers, designations, preferences and rights for Series A, B and C Preferred Stock.
For	Against	Abstain	Broker Non-Votes
7,212,645	224,028	290,693	0
Proposal 5.  Advisory vote regarding approval of compensation paid to the Company's named executive officers as disclosed in the Company's proxy statement pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, compensation tables and narrative discussion (say-on-pay).

For	Against	Abstain	Broker Non-Votes
4,844,075	168,574	625,177	2,089,540

Proposal 6.  Advisory vote on frequency of advisory votes approving compensation paid to the Company's named executive officers as disclosed in the Company's proxy statement pursuant to Item 402 of Regulation S-K (Say-on-Frequency).

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,865,369	2,920,320	251,105	601,032	2,089,540

    In light of the foregoing results on Proposal 6, the Company's board of directors decided that it will include a shareholder vote on the compensation of executives in its proxy materials every two years until the next required vote on the frequency of shareholder votes on compensation of executives or the board of directors determines that a different frequency for that vote is in the best interests of the Company and its stockholders.
Proposal 7.  Ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for 2013.

For	Against	Abstain	Broker Non-Votes
7,386,298	94,158	246,910	0

The polls for voting on Proposal 3, a proposal to amend the Company's Certificate of Incorporation to clarify the board of directors' authority to fix the voting rights of the series of preferred stock issued under the certificate of incorporation's existing preferred stock authorization, were not closed in order to allow additional time for stockholders to vote on Proposal 3. As a result, the Annual Meeting was adjourned until 4:00 p.m. Pacific Daylight Time on Thursday, July 3, 2013, at the Company's offices located at 18872 MacArthur Boulevard, Suite 200, Irvine, California 92612.
This Current Report on Form 8-K will be amended to report the final voting results on Proposal 3 once such final results are received by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2013	Autobytel Inc.
	By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

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